UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 14, 2026

Date of Report (date of earliest event reported)

STUBHUB HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42846	20-2082924
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

175 Greenwich Street, 59th Floor, New York, New York 10007
(Address of principal executive offices and zip code)

(888) 977-5364

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	STUB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 14, 2026, StubHub Holdings, Inc. (the “Company”) and its subsidiary StubHub Holdco Sub, LLC entered into Amendment No. 7 to Credit Agreement, dated as of October 14, 2026 (the “Amendment”), which amends the Credit Agreement dated as of February 13, 2020 (as amended pursuant to that certain Incremental Facility Amendment No. 1, dated as of August 24, 2020, that certain Refinancing Amendment No. 2 to Credit Agreement, dated as of July 26, 2021, that certain Amendment No. 3 to Credit Agreement, dated as of March 13, 2023, that certain Amendment No. 4 to Credit Agreement, dated as of March 15, 2024, that certain Amendment No. 5 to Credit Agreement, dated as of June 27, 2024 and that certain Amendment No. 6 to Credit Agreement, dated as of November 26, 2024, the “Credit Agreement” and, as amended by the Amendment, the “Amended Credit Agreement”), with JPMorgan Chase Bank, N.A., U.S. administrative agent, J.P. Morgan SE, as non-U.S.as administrative agent, and the other financial institutions party thereto.

Pursuant to the Amendment, the Company increased its USD Term Loan B from approximately $804 million to approximately $975 million and reduced its Euro Term Loan B from approximately €452 million to approximately €300 million, and extended the maturity date of the USD Term Loan B and the Euro Term Loan B from March 15, 2030 to October 14, 2033. The Amended Credit Agreement also provides for a $565 million Revolving Credit Facility, of which $140 million remains scheduled to mature on September 30, 2030 and $425 million is now scheduled to mature on October 14, 2031. The Amended Credit Agreement includes (i) a $120 million letter of credit sublimit and (ii) a $60 million swingline loan sublimit; each of these sublimits are part of, and not in addition to, the amounts available under the Revolving Credit Facility.

Borrowings under the Amended Credit Agreement bear interest at (i) if in U.S. Dollars, the applicable secured overnight financing rate (“SOFR”) plus a margin or (ii) if in Euros, the applicable euro interbank offered rate (“EURIBOR”) plus a margin. The margin for the USD Term Loan B is 4.50%, for the Euro Term Loan B is 4.75% and for the Revolving Credit Facility is 3.50%, subject to step-downs to 3.25% and 3.00% based on a Consolidated First Lien Secured Leverage Ratio (as defined in the Amended Credit Agreement) of 2.00x and 1.50x, respectively.

The Amended Credit Agreement includes certain customary representations and warranties by the Company and imposes certain customary covenants on the Company. The Amended Credit Agreement contains certain customary events of default, and if an event of default occurs and continues, the Company is subject to certain actions by the administrative agent, including, without limitation, the acceleration of repayment of all amounts outstanding under the Amended Credit Agreement.

Certain parties to the Amended Credit Agreement and/or their affiliates have provided and in the future may provide investment banking, commercial banking and/or advisory services to the Company for which they receive customary fees and expenses.

The foregoing summary does not purport to be a complete description of the Amended Credit Agreement and is qualified in its entirety by the contents of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

The representations, warranties and covenants contained in the Amended Credit Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk among the parties thereto. Accordingly, the representations and warranties in the Amended Credit Agreement are not necessarily characterizations of the actual state of facts of the Company at the time they were made or otherwise and should be read only in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the Securities and Exchange Commission. Investors are not third-party beneficiaries of, and should not rely upon, such representations, warranties and covenants.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On October 14, 2026, the Company issued a press release announcing the extension of its senior credit facilities. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 7 to the Credit Agreement, dated October 14, 2026, by and among StubHub Holdco Sub, LLC, StubHub Holdings, Inc., JPMorgan Chase Bank, N.A., J.P, Morgan SE, each Lender party thereto, the L/C Issuer and the Swing Line Lender*

99.1	Press Release, dated October 14, 2026

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

*

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STUBHUB HOLDINGS, INC.

Date: October 14, 2026	By:	/s/ Connie James
Connie James
Chief Financial Officer